Exhibit 10.11

BEGINNING WITH THE EFFECTIVE DATE OF THIS SUPPLEMENTAL AGREEMENT, THE CONTRACT IS AMENDED AS FOLLOWS:

Pursuant to FAR 52.217-9, Option to Extend the Term of the Contract, the Government hereby exercises its option to fund the contract term from August 15, 2014 through August 15, 2016 (Option Period 1), this contract is hereby changed as follows:

ARTICLE B.2 PRICES – PHASE I

The total fixed price of this contract is $249,965.

Upon delivery and acceptance of the item(s) described in SECTION C of this contract and identified in the schedule of charges below, the Government shall pay to the Contractor the unit price(s) set forth below:
Description	Invoice #	Period Covered	Amount
PDF Kick-Off Presentation	HHSN2611201300060C-01	Month 1	$62,492; 1/4 of total negotiated amount
Quarterly Report 1	HHSN2611201300060C-02	Month 2-3	$62,492; 1/4 of total negotiated amount
Quarterly Report 2	HHSN2611201300060C-03	Month 4-6	$62,492; 1/4 of total negotiated amount
Draft Commercialization Plan, Summary of Salient Results, Draft Final Report	HHSN2611201300060C-04	Month 1-8	$31,244.50; 1/8 of total negotiated amount
PDF of Final Presentation, Final Report, Final Summary of Salient Results, Final Commercialization Plan	HHSN2611201300060C-05	Month 1-9	$31,344.50; 1/8 of total negotiated amount

Total Fixed Price		$249,965

ARTICLE B.2 OPTION FOR PHASE II – is added to read as follows:

a.
Unless the Government exercises its option pursuant to the option clause referenced in ARTICLEI.3.ADDITIONAL CONTRACT CLAUSES, this contract consists only of the Base Period specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in ARTICLE B.2. of this contract.

b.
Pursuant to FAR Clause 52.217-9 set forth in ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES of this contract, the Government may, by unilateral contract modification, require the Contractor to perform the Option Period(s) specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises this/these option(s), notice must be given before the expiration date of the contract. Specific information regarding the time frame for this notice is set forth in the OPTION PROVISION Article in SECTION H of this contract. The fixed price of this contract will be increased as set forth in paragraph c., below.

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c.	The total estimated cost of the contract (Base Year and exercised options) is Increased by $1,470,034 from $229,536 to $1,699,570.

d.
The fixed fee for the exercised Option of this contract is increased by $29,400, from $20,429 to $49,829. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.I. of this contract.

e.
The total estimated amount of the contract, represented by the sum of the estimated cost plus fixed fee for the Base Period and Exercised Options is increased by $1,499,434 from $249,965 to $1,749,399.

f.
Upon the delivery and acceptance of the Option Service described in SECTION C of the contract and identified in the schedule of charges below, the Government shall pay the Contractor the unit price(s) set forth below:

Phase I		Estimated Cost	Fixed Fee	Firm Fixed Price
	Base Period (Phase I) 09/20/2013 – 08/15/2014 (Completed)	$229,536	$20,429	$249,965
Phase II		Estimated Cost	Fixed Fee	Cost Plus Fixed Fee
	Option Period: (Phase II): 08/16/2014-08/15/2016)	$1,470,034	$29,400	$1,499,434
Total		$1,470,034	$29,400	$1,749,399

ARTICLE B.3 ADVANCE UNDERSTANDINGS – is revised to read as follows:

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Certification of Small Business Eligibility

The Contractor is required to certify their eligibility as a Small Business prior to receipt of final payment for the Phase I portion of the contract. Therefore, the Contractor shall certify their eligibility as a small business for research and development purposes under the SBIR program in their final invoice submission under the contract.

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If the Option for Phase II is exercised, the Contractor shall certify their eligibility prior to receiving 50% of the total award amount on the Phase II award, and prior to final payment on the Phase II award. The eligibility requirements are:

Phase I

•	A minimum of two-thirds of the research or analytical effort shall be performed by the Contractor.

•
The Principal Investigator shall be primarily employed with the Contractor. Primary employment means that more than one half (50%) of the employee’s time is spent with the Contractor. Primary employment with the Contractor precludes full-time employment at another organization.

•	All research or research and development work shall be performed by the Contractor and its subcontractors in the United States.

Phase II

•	A minimum of one-half of the research or analytical effort shall be performed by the Contractor. The percentage of work shall be measured by labor hours.

•
The Principal Investigator shall be primarily employed with the Contractor. Primary employment means that more than one half (50%) of the employee’s time is spent with the Contractor. Primary employment with the Contractor precludes full-time employment at another organization.

•	All research or research and development work shall be performed by the Contractor and its subcontractors in the United States.

b.	Subcontract – Phase I

To negotiate a fixed price type subcontract with Charles River Laboratories for Pharmacological, toxicity, work in non-human primates for an amount not to exceed $45,285 for the period September 20, 2013 - August 15, 2014. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

To negotiate a fixed price type subcontract with Memorial Sloan Kettering Cancer Center for an amount not to exceed $0.00 as an in kind contribution contract for all animal work involving mice the period September 20, 2013 - August 15, 2014.

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Subcontract - Phase II

To negotiate a fixed price type subcontract with Memorial Sloan Kettering Cancer Center for an amount not to exceed $444,424 for the period August 16, 2014 - August 15, 2016. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

To negotiate a fixed price type subcontract with Bioreliance, Inc. for an amount not to exceed $101,021 for the period August 16, 2014 - August 15, 2016. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

c.	Consultants – Phase II

Consultant fee(s) to be paid to the following individual(s):

Name	Rate Per Hour	Number of Hours	Total Cost Including Travel Not to Exceed
BioPharma Consulting	$400	50	$20,000
Ridge Biotechnology	$300	40	$12,000
Pacific BioDevelopment	$375	10	$3,750
ProPharmaCon	$225	180	$40,500

d.	Contractor/Subcontractor Travel

1.
Expenditures for travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall be unallowable without the prior written approval of the Contracting Officer. No retroactive approvals will be issued, and no travel costs incurred without prior Contracting Officer approval will be paid.

2.
All travel requests shall be sent to both the Contracting Officer and the Contracting Officer’s Representative (COR) 90 calendar days prior to the planned start date of the travel. If it is determined that the travel is allowable, then the Contracting Officer will issue written approval.

e.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN261201300060C
NCI Control No. N43CO201300060

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f.	SBIR Funding Agreement Certification

The SBIR Funding Agreement Certification form, located in SECTION J, must be completed at the time of award prior to the performance of work under this contract, in accordance with the SBIR Policy Directive issued by SBA(October 18, 2012).

For additional information, see NIH Policy Notice NOT-OD-13-116, entitled, “New Program Certifications Required for SBIR and STTR Awards,” located at: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-13-116.html.

g.	SBIR Fast Track Recertification Requirement

Phase I and Phase II SBIR awards are considered separate funding agreements under the Fast-Track Initiative. Therefore, Phase I Fast-Track awardees must recertify that they meet all of the eligibility criteria for an SBIR or STTR award prior to issuance of the Phase II award.

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS – is revised to read as follows:

Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.	Conferences and Meetings

2.	Food for Meals, Light Refreshments, and Beverages

3.
Promotional Items [includes, but is not limited to: clothing and commemorative items such as pens, mugs/cups, folders/folios, lanyards, and conference bags that are sometimes provided to visitors, employees, grantees, or conference attendees.]

4.	Acquisition, by purchase or lease, of any interest in real property;

5.	Special rearrangement or alteration of facilities;

6.
Purchase or lease of any item of general purpose office furniture or office equipment regard less of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

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7.	Travel to attend general scientific meetings;

8.	Foreign travel;

9.	Consultant costs;

10.	Subcontracts;

11.
Accountable Government Property (defined as non-expendable personal property with an acquisition cost of $1,000 or more and “sensitive items” (defined as items of personal property (supplies and equipment that are highly desirable and easily converted to person use), regardless of acquisition value.

12.	Printing Costs (as defined in the Government Printing and Binding Regulations).

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work described below, set forth in SECTION J-List of Attachments, attached here to and made a part of this contract.
Document Title	Date
Statement of Work - Phase I	August 23, 2013
Statement of Work - Phase II	August 23, 2013

ARTICLE C.2. REPORTING REQUIREMENTS – is revised to read as follows:

All reports required herein shall be submitted in an electronic format via email as attachments to the following designated NCI Branch Distribution Mailbox.:

ncibranchcinvoices@mail.nih.gov

NOTE: Hard copies of reports are no longer required and shall no longer be mailed in to NCI OA. Each email submission shall contain only one deliverable. If the attached file for the deliverable exceeds 50 MB, the contractor shall divide the deliverable into files of 50 MB each. All deliverables should be limited to five file attachments or less. We understand that in some cases more than five attachments will be necessary.

The subject line of the email shall read as follows: Deliverable_Contract Number_Vendor’s Name_Deliverable Description_Due Date

See ARTICLE F.2., DELIVERIES, for additional instructions.

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All reports required herein shall be submitted in electronic format. All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508compliance, including guidance and specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under “Making Files Accessible.”

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports during the period of performance of this contract:

[Note: Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

1.	Kick-off Presentation

The Contractor shall prepare and submit a kick-off presentation. Presentation of the slides will occur either in-person, through Webinar, or teleconference. The presentation shall cover the following:

a.	Discussion of the Contractor’s organization/project status, particularly changes that occurred since the proposal submission.

b.	The Contractor’s recent achievements (patents, publications, sales, regulatory approvals, partnerships, awards, etc.).

c.	Status of the field.

d.	Status of commercial and academic competitors.

e.	Where the proposed project is positioned against the state of the art.

f.	Intellectual property landscape.

g.	Refresher on the proposed technology/ R&D.

h.	Detailed plan for the first budget period of the contract.

i.	Milestones (technical and commercial) to be achieved by the end of the first budget period of the contract.

j.	Discussion of anticipated technical risks and alternative approaches.

k.	Questions to the National Cancer Institute (NCI).

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2.	Quarterly Report – Phase I

The Contractor shall submit two (2) Quarterly Reports which shall include:

a.	Summary of technical objectives with status of each objective clearly marked (e.g. previously complete, complete during the reporting period, not started, etc.)

b.	Clear description of activities accomplished in the quarter.

c.	Analysis of experimental data and presentation of selected date.

d.	Comments regarding the timeliness of performance.

e.	Brief explanation of objectives/activities to be pursued in the next reporting period.

The report shall generally be no longer than five (5) pages excluding tables presenting the data, figures, images and graphs.

Quarterly Report - Phase II

The Contractor shall submit Quarterly Reports which shall include the same information as required for the Phase I Quarterly Reports. The first reporting period in Phase II consists of the first full three (3) months of performance including any fractional part of the initial month. Thereafter, the reporting period shall consist of three (3) full calendar months.

The first Phase II Quarterly Report shall be due 15 calendar days after the first complete reporting period. Thereafter, report shall be due on or before the 15th calendar day following each reporting period.

3.	Draft Updated Commercialization Plan

The Contractor shall submit an updated commercialization plan which shall include:

a.	Value of the SBIR Project, Expected Outcomes, and Impact

Describe, in layperson’s terms, the proposed value of the SBIR project and its key technology objectives. State the product, process, or service to be developed in Phase III. Clarify the need addressed, specifying weaknesses in the current approaches to meet this need. In addition, describe the commercial applications of the research and the innovation inherent in this application. Be sure to also specify the potential societal, educational, and scientific benefits of this work. Explain the non-commercial impacts to the overall significance of the project. Explain how the SBIR contract integrates with the overall business plan of the Contractor.

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b.	Organization

Give a brief description of the Contractor’s organization including corporate objectives, core competencies, present size (annual sales level and number and types of employees), history of previous Federal and non-Federal funding, regulatory experience, and subsequent commercialization, and any current products/services that have significant sales. Include a short description of the origins of the Contractor’s organization. Indicate the Contractor’s vision for the future, how the Contractor will grow/maintain a sustainable business entity, and how the Contractor will meet critical management functions as the Contractor’s organization evolves from a small technology R&D business to a successful commercial entity.

c.	Market, Customer, and Competition

Describe the market and/or market segments being targeted and provide a brief profile of the potential customer. Tell what significant advantages the Contractor’s innovation will bring to the market, e.g., better performance, lower cost, faster, more efficient or effective, new capability. Explain the hurdles the Contractor will have to overcome in order to gain market/customer acceptance of the Contractor’s innovation. Describe any strategic alliances, partnerships, or licensing agreements the Contractor has in place to get FDA approval (if required) and to market and sell the Contractor’s product. Briefly describe the Contractor’s marketing and sales strategy. Give an overview of the current competitive and scape and any potential competitors over the next several years.

d.	Intellectual Property (IP) Protection

Describe how the Contractor is going to protect the IP that results from the Contractor’s innovation. Also note other actions the Contractor may consider taking that will constitute at least a temporal barrier to others aiming to provide a solution similar to the Contractor’s.

e.	Finance Plan

Describe the necessary financing the Contractor will require to commercialize the product, process, or service, and when it will be required. Describe the Contractor’s plans to raise the requisite financing to launch the Contractor’s innovation into Phase III and begin the revenue stream. Plans for this financing stage may be demonstrated in one or more of the following ways:

•	Letter of commitment of funding.

•	Letter of intent or evidence of negotiations to provide funding, should the Phase II project be successful and the market need still exist.

•	Letter of support for the project and/or some in-kind commitment, e.g., to test or evaluate the innovation.

•	Specific steps the Contractor is going to take to secure Phase III funding.

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f.	Production and Marketing Plan

Describe how the production of the Contractor’s product/process/service will occur (e.g., in-house manufacturing, contract manufacturing). Describe the steps the Contractor will take to market and sell the Contractor’s product/process/service. For example, explain plans for licensing, Internet sales, etc.

g.	Revenue Stream

Explain how the Contractor plans to generate a revenue stream for the Contractor’s organization should this project be a success. Examples of revenue stream generation include, but are not limited to, manufacture and direct sales, sales through value added resellers or other distributors, joint venture, licensing, service. Describe how the Contractor’s staffing will change to meet the Contractor’s revenue expectations.

The Contracting Officer’s Representative (COR) will provide comments regarding the Draft Updated Commercialization Plan within two (2) weeks from the receipt date of the document.

4.	Final Commercialization Plan

The Contractor shall provide the Final Commercialization Plan by the completion date of the Phase I portion of the contract. This document shall include the changes required in the Draft Updated Commercialization Plan as well as the comments provided by the COR.

5.	Draft Final Report and Draft Summary of Salient Results - Phase I

The Draft Final Report for Phase I shall consist of the work performed and results obtained for the entire contract period of performance of Phase I as stated in SECTION F of this contract. This report shall be in sufficient detail to describe comprehensively the results achieved. The Draft Summary of Salient Results for Phase I shall be consist of a summary (not to exceed 200 words) of salient results achieved during the performance of the contract. Both the Draft Final Report and Draft Summary of Salient Results for Phase I shall be submitted within 15calendar days of completing month 8 of contract performance. A Quarterly Report shall not be required for the period when the Phase I Final Report is due. The COR will provide comments regarding the Draft Final Report and Draft Summary of Salient Results for Phase I within two (2) weeks from the receipt date of the document.

Draft Final Report and Draft Summary of Salient Results - Phase II

The Draft Final Report for Phase II shall consist of the work performed and results obtained for the entire contract period of performance of Phase II as stated in SECTION F of this contract. This report shall be insufficient detail to describe comprehensively the results achieved. The Draft Summary of Salient Results for Phase II shall consist of a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

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Both the Draft Final Report and Draft Summary of Salient Results for Phase II shall be submitted within one (1) month of the Phase II contract completion date. A Quarterly Report shall not be required for the period when the Phase II Final Report is due. The COR will provide comments regarding the Draft Final Report and Draft Summary of Salient Results for Phase II within two (2) weeks from the receipt date of the document.

6.	Final Report - Phase I

The Contractor shall provide the Phase I Final Report by the completion date of the Phase I portion of the contract. This document shall include the changes required in the Phase I Draft Final Report as well as the comments provided by the COR.

Final Report - Phase II

The Contractor shall provide the Phase II Final Report by the completion date of the Phase II portion of the contract. This document shall include the changes required in the Phase II Draft Final Report as well as the comments provided by the COR.

7.	Final Presentation - Phase I

The Contractor shall prepare and submit a final presentation which shall be due on or before the completion date of Phase I portion of the contract. Presentation of the slides shall occur either in-person, through Webinar, or teleconference. The presentation shall cover the following:

a.	Discussion of the Contractor’s/project status.

b.	The Contractor’s achievements during the Phase l performance period (patents, publications, sales, regulatory approvals, partnerships, awards, etc.).

c.	Detailed technical results of the performed research and development.

d.	Discussion of proposed milestones and whether they were achieved during the contract performance.

e.	Summary of submitted commercialization plan.

f.
If the Contractor is interested in pursuing Phase II research, detailed discussion of the anticipated Phase II technical activities with emphasis on how they fit in the commercialization plan. The Phase II research plan and commercialization plan shall be included in the final presentation for Phase I.

g.	Questions to the NCI.

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Final Presentation - Phase II

The Contractor shall prepare and submit a final presentation which shall be due on the completion date of Phase II portion of the contract. Presentation of the slides shall occur either in-person, through webinar, or teleconference. The presentation shall cover the following:

a.	Discussion of the Contractor’s/project status.

b.	The Contractor’s achievements during the performance period (patents, publications, sales, regulatory approvals, partnerships, awards, etc.).

c.	Detailed technical results of the performed research and development.

d.	Discussion of proposed milestones and whether they were achieved during the contract performance.

e.	Summary of submitted commercialization plan.

f.	Questions to the NCI.

8.	Final Summary of Salient Results - Phase I

The Contractor shall submit, with the Phase I Final Report, a final summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

Final Summary of Salient Results - Phase II

The Contractor shall submit, with the Phase II Final Report, a final summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

9.	Section 508 Annual Report - Phase I

The contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.gov/web/508/contracting/technology/vendors.html under “Vendor Information and Documents.”

Section 508 Annual Report - Phase II

The contractor shall submit an annual Section 508 report in accordance with the schedule set forth in the ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY Article in SECTION H of this contract. The Section 508 Report Template and Instructions for completing the report are available at: http://www.hhs.gov/web/508/contracting/technology/vendors.html under “Vendor Information and Documents.”

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b.	Other Reports/Deliverables

1.	Reporting of Financial Conflict of Interest (FCOI) - Phase II

All reports and documentation required by 45 CFR Part 94, Responsible Prospective Contractors including, but not limited to, the New FCOI Report, Annual FCOI Report, Revised FCOI Report, and the Mitigation Report, shall be submitted to the Contracting Officer in Electronic format. Thereafter, reports shall be due in accordance with the regulatory compliance requirements in 45 CFR Part 94.

45 CFR Part 94 is available at: http://www.ecfr.gov/cgi-bin/text-idx?c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div5&view=text&node=45:1.0.1.1.51&idno=45. See Part 94.5, Management and reporting of financial conflicts of interest for complete information on reporting requirements.

(Reference subparagraph g. of the INSTITUTIONAL RESPONSIBILITY REGARDINGINVESTIGATOR FINANCIAL CONFLICTS OF INTEREST Article in SECTION H of this contract.)

2.	NIH Small Business Innovation Research (SBIR) Program Life Cycle Certification

In accordance with the SBIR/STTR Reauthorization Act of 2011, the contractor shall complete and submit the NIH Small Business Innovation Research (SBIR) Life Cycle Certification form, located in SECTION J, of the contract to the Contracting Officer. This certification is required to ensure the contractor is meeting the program’s requirements during the life cycle of the contract.

The Life Cycle Certification form shall be submitted as follows:

Phase I SBIR Contractors shall submit the Certification at the time of receiving final payment or disbursement.

Phase II SBIR Contractors shall submit the Certification prior to receiving more than 50% of the total contract amount AND prior to final payment or disbursement.

The Contracting Officer, may, at any time after ward request further clarifications and supporting documentation in order to assist in the verification of any information provided by the contractor. For additional information, see NIH Policy Notice NOT-OD-13-116, entitled, “New Program Certifications Required for SBIR and STTR Awards, “located at: http://grants.nih.gov/grants/guide/notice-files/NOT-OD-13-116.html.

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ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Division of Extramural Inventions and Technology Resources(DEITR), OPERA, OER, NIH, 6705 Rockledge Drive, Suite 310, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

Contracting Officer
National Institutes of Health
Brenda Oberholzer
Office of Acquisitions
8490 Progress Drive
Riverside Five, Suite 400, Room 4031
Frederick, MD 21701- 4998

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above. To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

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SECTION E - INSPECTION AND ACCEPTANCE

The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

For the purpose of this SECTION, the Contracting Officer’s Representative is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at:

National Cancer Institute
National Institutes of Health
9609 Medical Center Drive Room 1W558, MSC 9706
Rockville, MD 20850

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-7, Inspection of Research and Development - Fixed Price (August 1996).

FAR Clause 52.246-16, Responsibility for Supplies (April 1984).

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE – is revised to read as follows:

The period of performance of this contract shall be from 09/20/2013 through 08/15/2016.

If the Government exercises its option pursuant to the OPTION PROVISION Article in Section H of this contract, the period of performance will be increased as listed below:
Option	Option Period
Option for Phase II	August 16, 2014 - August 15, 2016

ARTICLE F.2. DELIVERIES – IS REVISED TO READ AS FOLLOWS:

All deliveries shall be submitted in electronic format to the following designated NCI Branch Distribution Mailbox:ncibranchcinvoices@mail.nih.gov.

NOTE: Hard copies of reports are no longer required and shall no longer be mailed in to NCI OA. A hard copy is required for the Invention Report. Please refer to ARTICLE F.2 DELIVERIES, paragraph b.

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The subject line of the email shall read as follows: Deliverable_Contract Number_Vendor’s Name_Deliverable Description_Due Date

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:
Item No.	Description	Quantity	Delivery Schedule
1.	Kick Off Presentation	2	Due at the conclusion of the Kick-Off presentation which shall be completed within 30 calendar days of contract award.

2.	Quarterly Report One - Phase I	2	Due within 15 calendar days of completion of month 3 of performance.

3.	Quarterly Report Two - Phase I	2	Due within 15 calendar days of completion of month 6 of performance.

4.	Draft Updated Commercialization Plan, Draft Summary of Salient Results, and Draft Final Report and Draft Final Report - Phase I	2	Due within 15 calendar days of completion of month 8 of performance.

5.	Final Presentation, Final Summary of Salient Results, Final Report and Final Presentation - Phase I	2	Due on or before Phase I completion date.

6.	Quarterly Reports - Phase II	2	Within 15 calendar days after each reporting period.

7.	Draft Summary of Salient Results, and Draft Final Report and Draft Final Report - Phase II	2	One month prior to the Phase II completion date.

8.	Final Summary of Salient Results, Final Report and Final Presentation - Phase II	2	Due on or before the Phase II completion date.

9.	Annual Utilization Report	2	Due one year after the start of Phase II.

10.	Final Invention Statement	2	Due on or before contract completion date.

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Item No.	Description	Quantity	Delivery Schedule
11.	Invention Disclosure Report	2	Due on or before contract completion date.

12.	Section 508 Annual Report	2	Due one year after the start of Phase II.

13.	Section 508 Conformance Certification	2	Due on or before Phase I completion date.

14.	Final Presentation- Phase II	2	Due on or before the completion of Phase II.

15.	New or Revised Financial Conflict of Interest (FCOI) Report and Mitigation Report	1	Due as FCOI arises.

b.	The above items shall be addressed and delivered to:

Addressee	Deliverable Item No	Quantity
Brenda Oberholzer National Cancer Institute Office of Acquisitions 8490 Progress Drive Riverside Five, Suite 400, Room 4031 Frederick, MD 21701 Email: oberholzerb@mail.nih.gov	1-15	(1) Electronic Copy
Ming Zhao, COR National Cancer Institute NCI SBIR & STTR Programs, Room 1W534 9609 Medical Center Drive, MSC9705 Bethesda, MD 20892-9705 Email: zhaoming3@mail.nih.gov	1-8 and 14	(1) Electronic Copy
OPERA, OEH, NIH 6705 Rockledge Drive Suite 310, MSC 7980 Bethesda, Maryland 20892-7980	10-11	(1) hard copy to OPERA; (1) electronic copy to CO

ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/far.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE: 52.242-15, Stop Work Order (August 1989)

Alternate I (April 1984) is applicable to this contract.

52.242-17, Government Delay of Work (April 1984).

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SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER’S REPRESENTATIVE (COR)

The following Contracting Officer’s Representative (COR) will represent the Government for the purpose of this contract:

Ming Zhao, Ph.D.

The COR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance. The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract; or (6) sign written licensing agreements. Any signed agreement shall be incorporated by reference in Section K of the contract The Government may unilaterally change its COR designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (JANUARY 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual(s) is/are considered to be essential to the work being performed hereunder:
Name	Title
Wolfgang Scholz, Ph.D.	Principal Investigator

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ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT – is revised to read as follows:

a.
Invoice Submission/Contract Financing Request and Contract Financial Reporting, NIH(RC)-4 for NIH Cost-Reimbursement Type Contracts are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

1.
Payment requests shall be submitted to the offices identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your payment request unless specified elsewhere in the contract or requested by the Contracting Officer.

a.	The original invoice shall be submitted to the following designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD 20892-8500

b.	One courtesy copy of the original invoice shall be submitted electronically as follows:

1.	The Contractor shall scan the original payment request (invoice) in Adobe Portable Document Format (PDF) along with the necessary supporting documentation as one single attachment.

2.
Save the single attachment (scanned invoice along with any supporting documentation) in the following format: YourVendorName_Invoice number (e.g., if you are submitting Invoice123456, save the single attachment as “MabVax Therapeutics_Invoice HHSN261201300060C-01”) [Note: Please do not use special characters such as (#, $, %,*, &, !) when saving your attachment. Only the underscore symbol (    ) is permitted.]

3.
Transmit the saved single attachment via e-mail to the appropriate branch’s Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NCIOA Branch C - ncibranchcinvoices@mail.nih.gov. Only one payment request shall be submitted per e-mail and the subject line of the e-mail shall include the Contract

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Number_Contract Title_ Contractor’s Name_ unique Invoice number (e.g, HHSN261201300060C_Development of an Imaging Agent Targeting Sialyl Lewis A_Support_MabVax Therapeutics_Invoice HHSN261201300060C-01) [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office listed in subparagraph a, above, to meet the requirements of a “proper invoice.” Also, The Contractor must certify on the payment request that the electronic courtesy copy is a duplicate of the original invoice mailed to NIH’s Office of Financial Management.]

2.	In addition to the requirements specified in FAR 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all payment requests:

a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Cancer Institute.

b.	Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NCI OA Branch C - ncibranchcinvoices@mail.nih.gov.

c.
Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: AVIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

d.
DUNS or DUNS+4 Number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration(CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the Vendor Identification Number (VIN) on the payment request. The VIN is the number that appears after the Contractor’s name on the face page of the contract. [Note: A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.] If the Contractor has neither a TIN, DUNS, or VIN, contact the Contracting Officer.

e.	Invoice Matching Option. This contract requires a two-way match.

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f.	Unique Invoice Number. Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

g.	The Contract Title is:

Development of an Imaging Agent Targeting Sialyl Lewis A

h.	Contract Line Items as follows:
Line Item #	Line Item Description
1	Development of an Imaging Agent Targeting Sialyl Lewis A, Period of Performance: September 20, 2013 - August 15, 2014. (Phase I)
5	Development of an Imaging Agent Targeting Sialyl Lewis A, Period of Performance: August 16, 2014 - August 15, 2016. (Phase II)

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

c.
The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with HHSAR Clause 352.231-70, Salary Rate Limitation in SECTION I of the above referenced contract.”

ARTICLE G.4. PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS, FAR 52.232-40 (DECEMBER 2013)

a.
Upon receipt of accelerated payments from the Government, the Contractor shall make accelerated payments to its small business subcontractors under this contract, to the maximum extent practicable and prior to when such payment is otherwise required under the applicable contract or subcontract, after receipt of a proper invoice and all other required documentation from the small business subcontractor.

b.	The acceleration of payments under this clause does not provide any new rights under the prompt Payment Act.

c.
Include the substance of this clause, include this paragraph c, in all subcontracts with small business concerns, including subcontracts with small business concerns for the acquisition of commercial items.

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(End of Clause)

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and Final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15. The Final performance evaluation will be prepared at the time of completion of work. In addition to the Final evaluation, Interim evaluation(s) will be prepared as determined by the Contracting Officer.

Interim and Final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors may access evaluations through a secure Web site for review and comment at the following address:

http://www.cpars.gov

SECTION H - SPECIAL CONTRACT REQUIREMENTS – is revised to read as follows:

ARTICLE H.1. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.2. NEEDLE DISTRIBUTION

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

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ARTICLE H.3. ACKNOWLEDGEMENT OF FEDERAL FUNDING

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.4. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

The Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells. Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.5. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-5(B) (OCTOBER 2009)

Before undertaking performance of any contract involving animal-related activities where the species is regulated by USDA, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C. 2136 and 9 CFR sections 2.25 through 2.28. The Contractor shall furnish evidence of the registration to the Contracting Officer.

The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C. 2133 and 9 CFR Sections 2.1-2.11, or from a source that is exempt from licensing under those sections.

The Contractor agrees that the care, use and intended use of any live vertebrate animals in the performance of this contract shall conform with the Public Health Service (PHS) Policy on Humane Care of Use of Laboratory Animals (PHS Policy), the current Animal Welfare Assurance (Assurance), the Guide for the Care and Use of Laboratory Animals (National Academy Press, Washington, DC) and the pertinent laws and regulations of the United States Department of Agriculture (see 7 U.S.C. 2131 et seq. and 9 CFR Subchapter A, Parts 1-4). In case of conflict between standards, the more stringent standard shall govern.

If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance. Notice of the suspension may be communicated by telephone and confirmed in writing. If the Contractor fails to complete corrective action within the period of

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time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved Assurances. Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737 (E-mail: ace@aphis.usda.gov; Web site: (http://www.aphis.usda.gov/animal_welfare).

(End of Clause)

ARTICLE H.6. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals (PHS Policy). The PHS Policy can be accessed at:http://grants1.nih.gov/grants/olaw/references/phspol.htm. In addition, the research involving live vertebrate animals shall be conducted in accordance with the description set forth in the Vertebrate Animal Section (VAS) of the Contractor’s technical proposal, as modified in the Final Proposal Revision (FPR), dated 08/23/2013, which is incorporated by reference.

ARTICLE H.7. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://oma.od1.nih.gov/manualchapters/intramural/3044-2/

ARTICLE H.8. OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in SECTION I., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR Clause 52.217-9, Option to Extend the Term of the Contract set forth in SECTION I. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract. If the Government exercises this option, notice must be given at least 60 days prior to the expiration date of this contract, and the [Use for Cost-Reimbursement Contracts: estimated cost [plus fixed fee] of the contract will be increased as set forth in the ESTIMATED COST [PLUS FIXED FEE]/ Use for Fixed-Price Contracts: price of the contract will be increased asset forth in the OPTION PRICES] Article in SECTION B of this contract.

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ARTICLE H.9. LIMITATIONS ON SUBCONTRACTING - SBIR

Phase I - The Contractor shall perform a minimum of two-thirds of the research and/or analytical effort (total contract price less profit/fee) conducted under this contract. Any deviation from this requirement must be approved in writing by the Contracting Officer.

Phase II - The Contractor shall perform a minimum of one-half of the research and/or analytical effort (total contract price less profit/fee) conducted under this contract. Any deviation from this requirement must be approved in writing by the Contracting Officer.

ARTICLE H.10. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY, HHSAR 352.239-73(B) (JANUARY 2010)

a.
Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, or used under this contract/order must comply with the “Electronic and Information Technology Accessibility Provisions” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194. Information about Section 508 provisions is available at http://www.section508.gov/. The complete text of Section 508 Final provisions can be accessed at http://www.access-board.gov/guidelines-and-standards.

b.
The Section 508 standards applicable to this contract/order are identified in the Statement of Work. The contractor must provide a written Section 508 conformance certification due at the end of each contract/order exceeding $100,000 when the contract/order duration is one year or less. If it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility standards in the Product Assessment Template, remediation of the products or services to the level of conformance specified in the Contractor’s Product Assessment Template will be the responsibility of the Contractor at its own expense.

c.
In the event of a modification(s) to this contract/order, which adds new EIT products or services or revises the type of, or specifications for, products or services the Contractor is to provide, including EIT deliverables such as electronic documents and reports, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products or services support Section 508 accessibility standards. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found on the HHS Web site (http://www.hhs.gov/web/508/contracting/technology/vendors.html). [(End of HHSAR 352.239-73(b)]

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d.
Prior to the Contracting Officer exercising an option for a subsequent performance period/additional quantity or adding funding for a subsequent performance period under this contract, as applicable, the Contractor must provide a Section 508 Annual Report to the Contracting Officer and Project Officer. Unless otherwise directed by the Contracting Officer in writing, the Contractor shall provide the cited report in accordance with the followings schedule. Instructions for completing the report are available in the Section 508 policy on the HHS Office on Disability Web site under the heading Vendor Information and Documents. The Contractor’s failure to submit a timely and properly completed report may jeopardize the Contracting Officer’s exercising an option or adding funding, as applicable.

Schedule for Contractor Submission of Section 508 Annual Report:

Refer to ARTICLE F.2 DELIVERIES

[End of HHSAR 352.239-73(c)]

ARTICLE H.12. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.227-70, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Cancer Institute, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN261201300060C”

The following ARTICLES are hereby added as follows:

ARTICLE H.13. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls with be handled confidentially. The website to file a complaint on-line is http://oig.hhs.gov/fraud/hotline/and the mailing address is:

US Department of Health and Human Services
Office of Inspector General
ATTN: OIG HOTLINE OPERATIONS
P.O. Box 23489
Washington, D.C. 20026

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ARTICLE H.14. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant asset forth in the following clause(s):

1.	Service Involving the Use of Information Technology YEAR 2000 COMPLIANCE—SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

ARTICLE H.15. RESTRICTION ON PORNOGRAPHY ON COMPUTER NETWORKS

The Contractor shall not use contract funds to maintain or establish a computer network unless such network blocks the viewing, downloading, and exchanging of pornography.

ARTICLE H.16. GUN CONTROL

The Contractor shall not use contract funds in whole or in part, to advocate or promote gun control.

ARTICLE H.17 NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH FUNDED RESEARCH

NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

ARTICLE H.18. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING INFORMATION

The Contractor shall not use contract funds to disseminate information that is deliberately false or misleading.

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ARTICLE H.19. CONFIDENTIALITY OF INFORMATION

a.
Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b.
The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the “Disputes” clause.

c.
If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d.	Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e.
Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

f.	Contracting Officer determinations will reflect the result of internal coordination with appropriate program and legal officials.

g.	The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

The following information is covered by this article:

All data on participants in the clinical trial(s) performed under this contract.

ARTICLE H.20 INSTITUTIONAL RESPONSIBILITY REGARDING INVESTIGATOR FINANCIAL CONFLICTS OF INTEREST – PHASE II

The Institution (includes any contractor, public or private, excluding a Federal agency) shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that Investigators (defined as the project director or principal Investigator and any other person, regardless of title or position, who is responsible for the design, conduct, or reporting of research funded under NIH contracts,

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or proposed for such funding, which may include, for example, collaborators or consultants) will not be biased by any Investigator financial conflicts of interest. 45 CFR Part 94 is available at the following Web site: http://www.ecfr.gov/cgi-bin/text-idx?c=ecfr&SID=0af84ca649a74846f102aaf664da1623&rgn=div5&view=text&node=45:1.0.1.1.51&idno= 45As required by 45 CFR Part 94, the Institution shall, at a minimum:

a.
Maintain an up-to-date, written, enforceable policy on financial conflicts of interest that complies with 45 CFR Part 94, inform each Investigator of the policy, the Investigator’s reporting responsibilities regarding disclosure of significant financial interests, and the applicable regulation, and make such policy available via a publicly accessible Web site, or if none currently exist, available to any requestor within five business days of a request. A significant financial interest means a financial interest consisting of one or more of the following interests of the Investigator (and those of the Investigator’s spouse and dependent children) that reasonably appears to be related to the Investigator’s institutional responsibilities:

1.
With regard to any publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure and the value of any equity interest in the entity as of the date of disclosure, when aggregated, exceeds $5,000. Included are payments and equity interests;

2.
With regard to any non-publicly traded entity, a significant financial interest exists if the value of any remuneration received from the entity in the twelve months preceding the disclosure, when aggregated, exceeds $5,000, or when the Investigator (or the Investigator’s spouse or dependent children) holds any equity interest; or

3.	Intellectual property rights and interests, upon receipt of income related to such rights and interest.

Significant financial interests do not include the following:

1.
Income from seminars, lectures, or teaching, and service on advisory or review panels for government agencies, Institutions of higher education, academic teaching hospitals, medical centers, or research institutes with an Institution of higher learning; and

2.	Income from investment vehicles, such as mutual funds and retirement accounts, as long as the Investigator does not directly control the investment decisions made in these vehicles.

b.
Require each Investigator to complete training regarding the Institution’s financial conflicts of interest policy prior to engaging in research related to any NIH-funded contract and at least every four years. The Institution must take reasonable steps [see Part 94.4(c)] to ensure that investigators working as collaborators, consultants or subcontractors comply with the regulations.

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c.	Designate an official(s) to solicit and review disclosures of significant financial interests from each Investigator who is planning to participate in, or is participating in, the NIH-funded research.

d.
Require that each Investigator who is planning to participate in the NIH-funded research disclose to the Institution’s designated official(s) the Investigator’s significant financial interest (and those of the Investigator’s spouse and dependent children) no later than the date of submission of the Institution’s proposal for NIH-funded research. Require that each Investigator who is participating in the NIH-funded research to submit an updated disclosure of significant financial interests at least annually, in accordance with the specific time period prescribed by the Institution during the period of the award as well as within thirty days of discovering or acquiring a new significant financial interest.

e.
Provide guidelines consistent with the regulations for the designated official(s) to determine whether an Investigator’s significant financial interest is related to NIH-funded research and, if so related, whether the significant financial interest is a financial conflict of interest. An Investigator’s significant financial interest is related to NIH-funded research when the Institution, thorough its designated official(s), reasonably determines that the significant financial interest: Could be affected by the NIH-funded research; or is in an entity whose financial interest could be affected by the research. A financial conflict of interest exists when the Institution, through its designated official(s), reasonably determines that the significant financial interest could directly and significantly affect the design, conduct, or reporting of the NIH-funded research.

f.
Take such actions as necessary to manage financial conflicts of interest, including any financial conflicts of a subcontractor Investigator. Management of an identified financial conflict of interest requires development and implementation of a management plan and, if necessary, a retrospective review and mitigation report pursuant to Part 94.5(a).

g.	Provide initial and ongoing FCOI reports to the Contracting Officer pursuant to Part 94.5(b).

h.
Maintain records relating to all Investigator disclosures of financial interests and the Institution’s review of, and response to, such disclosures, and all actions under the Institution’s policy or retrospective review, if applicable, for at least 3 years from the date of final payment or, where applicable, for the other time periods specified in 48CFR Part 4, subpart 4.7, Contract Records Retention.

i.	Establish adequate enforcement mechanisms and provide for employee sanctions or other administrative actions to ensure Investigator compliance as appropriate.

j.	Complete the certification in Section K - Representations, Certifications, and Other Statements of Offerors titled “Certification of Institutional Policy on Financial Conflicts of Interest”.

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If the failure of an Institution to comply with an Institution’s financial conflicts of interest policy or a financial conflict of interest management plan appears to have biased the design, conduct, or reporting of the NIH-funded research, the Institution must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will consider the situation and, as necessary, take appropriate action or refer the matter to the Institution for further action, which may include directions to the Institution on how to maintain appropriate objectivity in the NIH-funded research project.

The Contracting Officer and/or HHS may inquire at any time before, during, or after award into any Investigator disclosure of financial interests, and the Institution’s review of, and response to, such disclosure, regardless of whether the disclosure resulted in the Institution’s determination of a financial conflict of interests. The Contracting Officer may require submission of the records or review them on site. On the basis of this review of records or other information that may be available, the Contracting Officer may decide that a particular financial conflict of interest will bias the objectivity of the NIH-funded research to such an extent that further corrective action is needed or that the Institution has not managed the financial conflict of interest in accordance with Part 94.6(b). The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

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PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES – is revised to read as follows:

ARTICLE I.1. GENERAL CLAUSES FOR A FIXED-PRICE RESEARCH AND DEVELOPMENTSBIR PHASE I CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause maybe accessed electronically as follows: FAR Clauses at: http://www.acquisition.gov/far/. HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES
:FARCLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over$150,000)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)
52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards($25,000 or more)
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Aug 2013	Protecting the Government’s Interest When Subcontracting WithContractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.219-6	Jul 1996	Notice of Total Small Business Set-Aside
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Jul 2014	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Jul 2014	Employment Reports on Veterans ($100,000 or more)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Aug 2013	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	May 2014	Buy American - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements

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FARCLAUSE NO.	DATE	TITLE
in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-20	May 2014	Rights in Data - SBIR Program
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-23	May 2014	Assignment of Claims
52.232-25	Jul 2013	Prompt Payment
52.232-33	Jul 2013	Payment by Electronic Funds Transfer—System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.243-1	Aug 1987	Changes - Fixed Price, Alternate V (Apr 1984)
52.244-6	Jul 2014	Subcontracts for Commercial Items
52.249-1	Apr 1984	Termination for the Convenience of the Government (Fixed-Price) (Short Form)
52.249-9	Apr 1984	Default (Fixed-Price Research and Development)(Over the Simplified Acquisition Threshold)
52.253-1	Jan 1991	Computer Generated Forms

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFRCHAPTER 3) CLAUSES:
HHSARCLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions
352.203-70	Mar 2012	Anti-Lobbying
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Jan 2006	Publications and Publicity
352.231-71	Jan 2001	Pricing of Adjustments
352.242-70	Jan 2006	Key Personnel
352.242-73	Jan 2006	Withholding of Contract Payments

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SBIR PHASE II CONTRACT

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: http://www.acquisition.gov/far/. HHSAR Clauses at: http://www.hhs.gov/policies/hhsar/subpart352.html.

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a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:
FARCLAUSE NO.	DATE	TITLE
52.202-1	Nov 2013	Definitions (Over the Simplified Acquisition Threshold)
52.203-3	Apr 1984	Gratuities (Over the Simplified Acquisition Threshold)
52.203-5	May 2014	Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)
52.203-7	May 2014	Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)
52.203-8	May 2014	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-10	May 2014	Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)
52.203-12	Oct 2010	Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)
52.203-17	Apr 2014	Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)
52.204-4	May 2011	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper (Over the Simplified Acquisition Threshold)
52.204-10	Jul 2013	Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)
52.204-13	Jul 2013	System for Award Management Maintenance
52.209-6	Aug 2013	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Oct 2010
Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]

52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Aug 2011	Price Reduction for Defective Certified Cost or Pricing Data (Over $700,000)
52.215-12	Oct 2010	Subcontractor Cost or Pricing Data (Over $700,000)
52.215-14	Oct 2010	Integrity of Unit Prices (Over the Simplified Acquisition Threshold)
52.215-15	Oct 2010	Pension Adjustments and Asset Reversions (Over $700,000)
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:
HHSARCLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.203-70	Mar 2012	Anti-Lobbying
352.216-70	Jan 2006	Additional Cost Principles
352.222-70	Jan 2010	Contractor Cooperation in Equal Employment Opportunity Investigations
352.227-70	Jan 2006	Publications and Publicity
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.233-71	Jan 2006	Litigation and Claims
352.242-70	Jan 2006	Key Personnel
352.242-73	Jan 2006	Withholding of Contract Payments
352.242-74	Apr 1984	Final Decisions on Audit Findings

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[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT SBIR PHASE II CONTRACT- Rev. 07/2014].

ARTICLE I.2. AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE 1.1. of this SECTION is hereby modified as follows:

Alternate I (October 1997) of FAR Clause 52.215-14, Integrity of Unit Prices (October 2010) is added.

Alternate IV (October 2010) of FAR Clause 52.215-21, Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data—Modifications (October 2010) is added.

c.	The following clause(s) are added to this contract:

FAR Clause 52.203-3, Gratuities (April 1984)

FAR Clause 52.203-5, Covenant Against Contingent Fees (April 1984)

FAR Clause 52.203-6, Restrictions on Subcontractor Sales to the Government (September 2006)

FAR Clause 52.203-7, Anti-Kickback Procedures (October 2010)

FAR Clause 52.203-8, Cancellation, Recission, and Recovery of Funds for Illegal or Improper Activity (January 1997)

FAR Clause 52.203-10, Price or Fee Adjustment for Illegal or Improper Activity (January 1997)

FAR Clause 52.204-4, Printed or copied Double-Sided on Postconsumer Fiber Content Paper (May 2011)

FAR Clause 52.215-2, Audit and Records Negotiation (October 2010)

FAR Clauses 52.215-15, Pension Adjustments and Asset Reversions (October 2010); 52.215-18, Reversion or Adjustment of Plans for Post Retirement Benefits (PRB) Other Than Pensions (July 2005); and, 52.215-19, Notification of Ownership Changes (October 1997), are deleted in their entirety.

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FAR Clause 52.215-14, Integrity of Unit Prices (October 2010)

FAR Clause 52.219-8, Utilization of Small Business Concerns (July 2013)

FAR Clause 52.219-14, Limitations on Subcontracting (December 1996)

FAR Clause 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (December 2010)

FAR Clause 52.229-3, Federal, State and Local Taxes (February 2013)

FAR Clause 52.232-1, Payments (Phase I)

FAR Clause 52.232-2, Payments under Fixed-Price Research and Development Contracts (April 1984)

FAR Clause 52.232-17, Interest (October 2010)

FAR Clause 52.242-13, Bankruptcy (July 1995)

FAR Clause 52.244-5, Competition in Subcontracting (December 2010)

The following clause(s) is substituted as follows:

FAR Clause 52.249-1, Termination for the Convenience of the Government (Fixed-Price)(Short Form)(April 1984) is deleted in its entirety and FAR Clause 52.249-2, Termination for the Convenience of the Government (Fixed Price) (April 2012) is substituted therefor.

FAR Clause 52.229-3, Federal, State and Local Taxes (February 2013) is deleted in its entirety, and FAR Clause 52.229-4, Federal, State and Local Taxes (State and Local Adjustments) (February 2013) is substituted therefor.

FAR Clause 52.232-1, Payments (April 1984) is deleted in its entirety and FAR Clause 52.232-16, Progress Payments (April 2012) is substituted therefor.

Alternate I (March 2000) is not applicable to this contract.

Alternate II (August 1987) is not is applicable to this contract.

Alternate III (March 2000) is not is applicable to this contract.

Alternate IV(October 2010) of FAR Clause52.215-21, Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data—Modifications(October 2010) is added.

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ARTICLE I.3. ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2.	FAR Clause 52.217-8, Option to Extend Services (November 1999).

“..The Contracting Officer may exercise the option by written notice to the Contractor within 60calendar days prior to the expiration date of this contract.”

3.	FAR Clause 52.219-28, Post-Award Small Business Program Representation (July 2013).

4.	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

5.	FAR Clause 52.244-5, Competition in Subcontracting (December 1996).

6.	FAR Clause 52.245-1, Government Property (April 2012).

7.	FAR Clause 52.245-9, Use and Charges (April 2012).

8.	FAR Clause 52.246-23, Limitation of Liability (February 1997).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.231-70, Salary Rate Limitation (August 2012).

Note: P.L. 112-74 sets forth the Salary Rate Limitation at the Executive Level II Rate, effective December 23, 2011.

See the following Web site for Executive Schedule rates of pay: http://www.opm.gov/oca/

(For current year rates, click on Salaries and Wages/Executive Schedule/Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages/select Another Year at the top of the page/Executive Schedule/Rates of Pay for the Executive

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ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

52.232-99 PROVIDING ACCELERATED PAYMENT TO SMALL BUSINESS SUBCONTRACTORS(DEVIATION) (AUG 2013)

1.
This clause implements the temporary policy provided by OMB Policy Memorandum M-12-16, Providing Prompt Payment to Small Business Subcontractors, dated July 11, 2012, and the extension to that policy provided by OMB Policy Memorandum M-13-15, Extension of Policy to Provide Accelerated Payment to Small Business Subcontractors, dated July 11, 2013.

2.
Upon receipt of accelerated payments from the Government, the Contractor is required to make accelerated payments to small business subcontractors to the maximum extent practicable after receipt of a proper invoice and all proper documentation from the small business subcontractor.

3.	Include the substance of this clause, including this paragraph (b), in all subcontracts with small business concerns.

4.	The acceleration of payments under this clause does not provide any new rights under the Prompt Payment Act.

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents that are highlighted and attached are incorporated in this contract:

1.	Statement of Work

Statement of Work - Phase I, dated August 23, 2013, 2 pages.
Statement of Work - Phase II, dated August 23, 2013, 2 pages.

2.	Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2 – Phase I

Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-2, (7/13), 3 pages.

3.	Invoice Instruction for NIH Cost-Reimbursement Contract, NIH(RC)-4 – Phase II

Invoice Instructions for NIH Fixed-Price Contracts, NIH(RC)-4, (7/13), 6 pages.

4.	Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

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5.	SBIR Funding Agreement

Small Business Certification, 3 pages.

END OF MODIFICATION - ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED ARE IN FULL EFFECT.

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Statement of Work (Phase II) Dated 08/23/2013
Contract No. HHSN261201300060C

STATEMENT OF WORK (Phase II)

TITLE:	Development of an imaging agent targeting sialyl Lewis A
PRINCIPAL INVESTIGATOR(S):	Wolfgang W Scholz, PhD
PROJECT DURATION:	24 months
COMPANY:	MabVax Therapeutics
SUBCONTRACTORS:	MSKCC, BioReliance

I.	Background Information and Objectives

A.	Background Information

Pancreatic cancer is a highly lethal disease with a 5 year survival rate for all stages combined of only ~4%. Ductal adenocarcinomas account for the majority of those tumors (~95%) and over 80% of individuals are diagnosed late during disease. The outlook for individuals with advanced and metastatic disease is very grim with median survival times of 10 and 6 months, respectively. There is a clear need for new diagnostic tools that allow earlier detection and for improved therapy regiments. We have developed 5B1, a fully human antibody that targets sialyl Lewis A, which is highly expressed on adenocarcinomas, including pancreatic ductal adenocarcinoma. 5B1 showed promising activity as therapeutic agent in xenografts models, and 89Zr-hu5B1 demonstrated remarkable tumor accumulation and sensitivity in preclinical imaging models. This new agent might detect primary tumors and metastases earlier and have a significant impact on treatment of disease.

B.	Technical Objectives

Proof of concept preclinical studies and preliminary toxicological studies will be completed during the Phase I efforts. The objective of the proposed Phase II efforts has the overall goal to file an exploratory IND (eIND) for a Phase 0/1 clinical study. Several specific objectives must be met to reach the overall goal to file an eIND.

Objective 1: Manufacture and test clinical grade material
Milestone 1.1:	Demonstrate tumor accumulation, high reproducibility and accuracy in two additional animal models.
Milestone 1.2:	Generate and characterize a MCB for manufacturing of the imaging agent.
Milestone 1.3:	Manufacture clinical grade imaging agent.

Objective 2: Complete dosimetry and toxicology studies. Milestone 2.1: Generate report for CMC section.
Milestone 2.2:	Generate report for pharmacology section.
Milestone 2.3:	Generate report for toxicology section.

Objective 3: Generate the documentation required for the filing of an eIND
Milestone 3.1:	Prepare eIND package and submit investigator brochure for IRB review

II.	Services to be Performed

A.	General Requirements

1.	The contractor shall independently perform all work and furnish all labor, materials, supplies, equipment, and services (except as otherwise specified in the contract).

2.	All work will be monitored by the Government Project Officer identified in Section G of the contract.

MabVax Therapeutics, Inc.	Attachment 1

Statement of Work (Phase II) Dated 08/23/2013
Contract No. HHSN261201300060C

B.	Specific Requirements

Phase II Milestones and Timeline
(Please feel free to use format appropriate for your project)
		Months 1-9	Months 10-18	Months 19-24
Objective 1		******	***
	Milestone 1.1	X
	Milestone 1.2	X
	Milestone 1.3		X
Objective 2			***	*****
	Milestone 2.1		X
	Milestone 2.2			X
	Milestone 2.3			X
Objective 3				**
	Milestone 3.1			X

MabVax Therapeutics, Inc.	Attachment 1

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS
FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format: Submit payment requests on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number of Copies: Submit payment requests in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall cite the amount(s) and month(s) in which the costs were incurred.

Contractor’s Fiscal Year: Prepare payment requests in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract shall not exceed the United States dollars authorized.

Costs Requiring Advance Approval: Costs requiring advance approval by the Contracting Officer, which are not set forth in the Contract Schedule shall be identified by the Contracting Officer’s Authorization (COA) Number as a separate expenditure category on the payment request. In addition, the Contractor shall show any cost limitation or ceiling set forth in the Contract Schedule, i.e. an Advance Understanding, as a separate expenditure category on the payment request.

Invoice/Financing Request Identification: Identify each payment as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

NIH(RC-4	Attachment 3
Revised 7/2013

(b)
Completion Invoice: Submit the completion invoice promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and all performance provisions have been completed.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:

The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request. All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)
Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract. Any invoice identified as improper will be sent to this address. Also include the name, title, phone number, and e-mail address of the Point of Contact in case of questions. If the remittance name differs from the legal business name, both names must appear on the invoice. Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract, and as registered in the System for Award Management (SAM) database.

When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)
Invoice/Financing Request Number: Identify each payment request by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization. For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order. Payment requests with duplicate invoice numbers will be considered improper and returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential

NIH(RC-4	Attachment 3
Revised 7/2013

invoice number (example: 8675309-05). Invoice numbers are limited to 30 characters. There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised (example: 8675309-05R).

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (as applicable).

(f)	Contract Title: Insert the contract title exactly as it appears on the cover page of the contract and/or Section G of the Contract Schedule.

(g)	Current Contract Period of Performance: Insert the contract start date/effective date through the current completion date of the contract.

(h)
Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fee. If billing under an order, insert the total estimated cost of the order, exclusive of fee. For contracts/orders with options or incremental funding provisions, enter the amount currently obligated and available for payment.

(i)
Total Fixed-Fee: Insert the total fixed-fee (where applicable). For contracts/orders with options or incremental funding provisions, enter the amount currently obligated and available for payment (where applicable). Note: If the contract provides for another type of Fee, i.e. Award or Incentive Fee, insert the amount available to be earned as identified in the contract and indicate the type of fee to be billed on the payment request.

(j)
Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

NIH(RC-4	Attachment 3
Revised 7/2013

(m)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(n)
Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)
Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(p)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

•	hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the Contract Schedule) for the current billing period, and

•
hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Cite the rate(s) used to calculate fringe benefit costs, if applicable.

3)
Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Contract of Government Property). Show permanent research equipment separate from general purpose equipment.

NIH(RC-4	Attachment 3
Revised 7/2013

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. Precede the item with an asterisk (*) if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

•	item number for the specific piece of equipment listed in the Property Schedule, and,

•	Contracting Officer Authorization (COA) number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

5)	Premium Pay: List remuneration in excess of the basic hourly rate.

6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

7)
Travel: Include domestic and foreign travel. Foreign travel is travel outside of the United States and its territories and possessions. However, for an organization located outside the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

9)
Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(q)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(r)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(s)
Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract. Note:If the contract provides for another type of Fee, i.e. Award or Incentive Fee, provide the same documentation for the amount claimed.

NIH(RC-4	Attachment 3
Revised 7/2013

(t)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(u)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(v)	Grand Totals

(w)	Certification: The Contractor shall include the following certification at the bottom of each payment request:

“Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.”

Note: The contract may require additional certifications (See Invoice Submission Instructions in Section G of the Contract Schedule)

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions correspond to the Columns on the Sample Invoice/Financing Request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period. Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost Clause in the contract.

NIH(RC-4	Attachment 3
Revised 7/2013

Modifications: List all new modification(s) (not previously reported) in the amount negotiated for an item in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

NIH(RC-4	Attachment 3
Revised 7/2013

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a) Designated Billing Office Name and Address:
National Institutes of Health
Office of Financial Management
Commerical Accounts
2115 East Jefferson Street, Room 4B4, MSC
8500
Bethesda, MD 20892-8500

(b) Contractor’s Name, Address, Point of Contact,
TIN, and DUNS or DUNS+4 Number:
ABC Corporation
Anywhere, U.S.A. Zip+4
Name, Title, Phone Number, and E-mail
Address of Contractor’s Point of Contact.
DUNS or DUNS+4:
TIN:

(c) Invoice/Financing Request No.:

(d) Date Invoice/Financing Request Prepared:

(e) Contract No. and Order No. (if applicable):

(f) Contract Title:

(g) Current Contract Period of Performance:

(h) Total Estimated Cost of Contract/Order:

(i) Total Fixed Fee (if applicable):

(j) Two-Way Match:
 Three-Way Match:

(k) Office of Acquisitions:

(l) Cental Point of Distribution:

(m) This invoice/financing request represents reimbursable costs for the period from to .
	Cumulative % of Effort/Hrs		Amount Billed
Expenditure Category* A	Neg. B	Actual C	(n) Current D	(o) Cum E	Cost at Comp F	Contract Value G	Variance H
(p) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits %
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
(q) Cost of Money %
(r) Indirect Costs %
(s) Fixed Fee %
(t) Total Amount Claimed
(u) Adjustments
(v) Grand Totals

“Pursuant to authority vested in me, I certify that this voucher is correct and proper for payment.”

(Name of Official)	(Title)

*	Attached details as specified in the contract or requested by the Contracting Officer

SBIR Funding Agreement Certification

All small businesses that are selected for award of an SBIR funding agreement must complete this certification at the time of award and any other time set forth in the funding agreement that is prior to performance of work under this award. This includes checking all of the boxes and having an authorized officer of the awardee sign and date the certification each time it is requested.

Please read carefully the following certification statements. The Federal government relies on the information to determine whether the business is eligible for a Small Business Innovation Research (SBIR) Program award. A similar certification will be used to ensure continued compliance with specific program requirements during the life of the funding agreement. The definitions for the terms used in this certification are set forth in the Small Business Act, SBA regulations (13 C.F.R. Part 121), the SBIR Policy Directive and also any statutory and regulatory provisions referenced in those authorities.

If the funding agreement officer believes that the business may not meet certain eligibility requirements at the time of award, they are required to file a size protest with the U.S. Small Business Administration (SBA), who will determine eligibility. At that time, SBA will request further clarification and supporting documentation in order to assist in the verification of any of the information provided as part of a protest. If the funding agreement officer believes, after award, that the business is not meeting certain funding agreement requirements, the agency may request further clarification and supporting documentation in order to assist in the verification of any of the information provided.

Even if correct information has been included in other materials submitted to the Federal government, any action taken with respect to this certification does not affect the Government’s right to pursue criminal, civil or administrative remedies for incorrect or incomplete information given in the certification. Each person signing this certification may be prosecuted if they have provided false information.

The undersigned has reviewed, verified and certifies that (all boxes must be checked):

(1) The business concern meets the ownership and control requirements set forth in 13 C.F.R, §121.702.

☒ Yes	☐ No

(2) If a corporation, all corporate documents (articles of incorporation and any amendments, articles of conversion, by-laws and amendments, shareholder meeting minutes showing director elections, shareholder meeting minutes showing officer elections, organizational meeting minutes, all issued stock certificates, stock ledger, buy-sell agreements, stock transfer agreements, voting agreements, and documents relating to stock options, including the right to convert non-voting stock or debentures into voting stock) evidence that it meets the ownership and control requirements set forth in 13 C.F.R. §121.702.

☒ Yes	☐ No	N/A Explain why N/A:

(3) If a partnership, the partnership agreement evidences that it meets the ownership and control requirements set forth in 13 C.F.R. §121.702.

Yes ☐ No ☒	N/A Explain why N/A:	C-Corp. Public Company

(4) If a limited liability company, the articles of organization and any amendments. and operating agreement and amendments, evidence that it meets the ownership and control requirements set forth in 13 C.F.R. §121.702.

Yes ☐ No ☒	N/A Explain why N/A:	C-Corp. Public Company

(5) The birth certificates, naturalization papers, or passports show that any individuals it relies upon to meet the eligibility requirements are U.S. citizens or permanent resident aliens in the United States.

☒ Yes ☐ No	N/A Explain why N/A:

(6) It has no more than 500 employees, including the employees of its affiliates.

☒ Yes ☐ No	For clarity – 12 employees

(7) SBA has not issued a size determination currently in effect finding that this business concern exceeds the 500 employee size standard.

☐ Yes ☒ No	No determination

(8) During the performance of the award, the principal investigator will spend more than one half of his/her time as an employee of the awardee or has requested and received a written deviation from this requirement from the funding agreement officer.

☒ Yes ☐ No	Deviation approved in writing by funding agreement officer: %

(9) All, essentially equivalent work, or a portion of the work proposed under this project (check the applicable line):

☒	Has not been submitted for funding by another Federal agency.

☐	Has been submitted for funding by another Federal agency but has not been funded under any other Federal grant, contract, subcontract or other transaction.

☐	A portion has been funded by another grant, contract, or subcontract as described in detail in the proposal and approved in writing by the funding agreement officer.

(10) During the performance of award, it will perform the applicable percentage of work unless a deviation from this requirement is approved in writing by the funding agreement officer (check the applicable line and fill in if needed):

SBIR Phase I: at least two-thirds (66 2/3%) of the research.

SBIR Phase II: at least half (50%) of the research.

Deviation approved in writing by the funding agreement officer:     %

(11) During performance of award, the research/research and development will be performed in the United States unless a deviation is approved in writing by the funding agreement officer.

☒ Yes ☐ No	Waiver has been granted

(12) During performance of award, the research/research and development will be performed at my facilities with my employees, except as otherwise indicated in the SBIR application and approved in the funding agreement.

☒ Yes ☐ No

(13) It has registered itself on SBA’s database as majority-owned by venture capital operating companies, hedge funds or private equity firms.

☐ Yes ☒ No	N/A Explain why N/A:

(14) It is a Covered Small Business Concern (a small business concern that: (a) was not majority-owned by multiple venture capital operating companies (VCOC’s), hedge funds, or private equity firms on the date on which it submitted an application in response to an SBIR solicitation; and (b) on the date of the SBIR award, which is made more than 9 months after the closing date of the solicitation, is majority-owned by multiple venture capital operating companies, hedge funds, or private equity firms).

☐ Yes ☒ No

☒  It will notify the Federal agency immediately if all or a portion of the work proposed is subsequently funded by another Federal agency. Yes

I understand that the information submitted may be given to Federal, State and local agencies for determining violations of law and other purposes.

I am an officer of the business concern authorized to represent it and sign this certification on its behalf. By signing this certification, I am representing on my own behalf, and on behalf of the business concern that the information provided in this certification, the application, and all other information submitted in connection with this application, is true and correct as of the date of submission. I acknowledge that any international or negligent misrepresentation of the information contained in this certification may result in criminal, civil or administrative sanctions, including but not limited to: (1) fines, restitution and/or imprisonment under 18 U.S.C. §1001; (2) treble damages and civil penalties under the False Claims Act (31 U.S.C. §3729 et seq.); (3) double damages and civil penalties under the Program Fraud Civil Remedies Act (31 U.S.C. §3801 et seq.); (4) civil recovery of award funds, (5) suspension and/or debarment from all Federal procurement and nonprocurement transactions (FAR Subpart 9.4 or 2 C.F.R. part 180); and (6) other administrative penalties including termination of SBIR/STTR award.

Signature /s/ J. David Hansen	Date 7/30/14
Print Name (First, Middle, Last) J. David Hansen
Title President & CEO
Business Name MabVax Therapeutics, Inc.